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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):  May 13, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


            000-9409                                    91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)


          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                               (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Mercer International Inc. (the "Company") will appoint Deloitte & Touche LLP as the Company's new independent auditors in place of Peterson Sullivan PLLC effective at the annual meeting of shareholders to be held on July 15, 2003 (the "Meeting"). As a matter of good corporate practice, the Company intends to seek shareholder ratification of the appointment of Deloitte & Touche LLP at the Meeting. The Company will also appoint Deloitte & Touche LLP as the auditors for the Company's significant subsidiaries effective as of the Meeting. The decision to change auditors was recommended and approved by the Company's Audit Committee and also approved by the Board of Trustees.

In the event Deloitte & Touche LLP are not ratified as the Company's auditors at the Meeting, the Company's Audit Committee will consider whether to retain Deloitte & Touche LLP or appoint another firm. The Audit Committee may appoint another firm as the Company's auditors without approval of shareholders.

Peterson Sullivan PLLC's reports on the Company's financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and the subsequent interim period ended March 31, 2003: (i) there were no disagreements between the Company and Peterson Sullivan PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Peterson Sullivan PLLC, would have caused Peterson Sullivan PLLC to reference the subject matter of the disagreement in its reports; and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission.

The Registrant has requested, and Peterson Sullivan PLLC has furnished, a letter dated May 13, 2003 addressed to the Securities and Exchange Commission stating that Peterson Sullivan PLLC agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

During the last two complete fiscal years and through the date hereof, neither the Company nor its significant subsidiaries consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

     16              Letter from Peterson Sullivan PLLC dated May 13, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      MERCER INTERNATIONAL INC.

                                      /s/  Jimmy  S.H.  Lee
                                      ------------------------------------------
                                      Jimmy S.H. Lee
                                      President and Chief Executive Officer


Date:  May 13, 2003


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                            MERCER INTERNATIONAL INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
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      16                 Letter from Peterson Sullivan PLLC dated May 13, 2003.